THIS WARRANT AND THE SECURITIES UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NEITHER THIS WARRANT NOR ANY SUCH UNDERLYING SECURITIES MAY BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

THIS WARRANT AND SUCH UNDERLYING SECURITIES MAY BE TRANSFERRED ONLY IN ACCORDANCE HEREWITH.



                               WARRANT CERTIFICATE

                                       of

                              PINNACLE FOODS, INC.

June 27, 2001                                                    Number W-1

     For value received, Smithfield Foods, Inc., a Virginia corporation ("Holder"), is entitled, subject to the terms and conditions set forth herein, from time to time, to purchase from Pinnacle Foods, Inc., a Pennsylvania corporation (the "Corporation"), up to the number of shares of the Corporation's common stock, par value $0.01 per share ("Common Stock") equal to the Applicable Number (as defined below), as adjusted from time to time pursuant to the terms of this Warrant. The number and character of such shares of Common Stock are subject to adjustment as provided herein. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. Any shares of Common Stock issued by the Corporation (i) at any time after the date hereof but before the expiration of the Limitation Period (as such term is defined in that certain Standstill Agreement (the "Standstill Agreement") entered into as of the date hereof among Holder, the Corporation and others) or (ii) pursuant to options or similar rights issued by the Corporation at any time before the expiration of the Limitation Period shall be "Nominal Cost Triggering Shares" unless they are shares of Common Stock issued (x) pursuant to the Existing Scheduled Options (in which case they shall be "Scheduled Triggering Shares") or (y) in accordance with or permitted by the terms of the Standstill Agreement, including without limitation the provisions of Sections 8(d)(iv) and 8(g) thereof. Nominal Cost Triggering Shares and Triggering Shares, collectively, are referred to in this Warrant as "Triggering Shares."

     1. Term of Warrant. Subject to the terms and conditions set forth herein (including the giving of notices as may be required herein), this Warrant shall be exercisable, in whole or in part, on or before the latest of (a) the date on which the last of the stock option rights listed on Schedule 1 (the "Existing Scheduled Options") expire or thirty (30) days after the exercise of the last such option or (b) the end of the Limitation Period, as defined in The Standstill Agreement (the "Expiration Date").

     2. Exercise of Warrant.

          (a) Holder shall not be entitled to exercise any purchase rights set forth herein until and unless Triggering Shares are issued, and then such exercise rights shall be limited to the extent set forth in this Section 2. Each time Triggering Shares are issued, the Corporation shall send a notice thereof to Holder (an "Issuance Notice"). Such Issuance Notice shall set forth, with respect to Scheduled Triggering Shares, the name of the person exercising the Existing Scheduled Option, the date of exercise, the number of shares for which the Existing Scheduled Option was exercised, and the price per share paid in connection with such exercise; and with respect to Nominal Cost Triggering Shares, the number of shares issued, the name of the recipient, and the date of issuance. Holder shall have thirty (30) days after the date of receipt of the Issuance Notice in which to exercise the purchase rights represented hereby for up to but not more than the number of Triggering Shares issued, in the manner set forth in subsection (b) of this Section 2.

          (b) Subject to the terms of this Warrant, the purchase rights represented by this Warrant are exercisable by Holder in whole or in part, at any time prior to the date set forth above by the surrender of this Warrant together with a Notice of Exercise substantially in the form attached hereto as Exhibit A, duly completed and executed by Holder, at the office of the Corporation (or such other place as Corporation may designate by notice to Holder), upon payment of the aggregate Exercise Price therefor in cash or by check acceptable to the Corporation. Holder's right must be exercised with respect to the shares covered by each Issuance Notice by the end of the thirty
(30) day period specified in subparagraph (a) of this Paragraph 2 or such right may not be exercised with respect to such shares and the Applicable Number shall be reduced in accordance with the definition set forth in subparagraph (d) of this Paragraph 2. Time is of the essence.

          (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise and otherwise in compliance with the terms of subparagraph (b) of this Paragraph 2, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within twenty (20) days thereafter, the Corporation shall deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. In the event that this Warrant is exercised in part, the Corporation will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

          (d) The "Applicable Number" shall mean the total number of Triggering Shares issued reduced by (i) the number of shares purchased pursuant hereto,
(ii) the number of shares which Holder failed or declined to purchase pursuant to Issuance Notices in accordance with subparagraph (b) of this Paragraph 2.

     3. Exercise Price. The "Exercise Price" at which this Warrant may be exercised with respect to any particular share of Common Stock shall in the case of the issuance of Scheduled Triggering Shares be the exercise price per share paid by the holder of the Existing Scheduled Option, the exercise of which gave rise to the exercise right under Section 2 hereof, or in the case of the issue of Nominal Cost Triggering Shares, one cent ($0.01) per share.

     4. No Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant and any remaining fraction of a share shall be disregarded with each exercise hereunder.

     5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction, or mutilation of this Warrant and, in the case of loss, theft, or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor for the then remaining Applicable Number of shares.

     6. Rights of Shareholders. Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Corporation that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon Holder, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have been issued, as provided herein.

     7. Transfer of Warrant.

          (a) The Corporation shall maintain a register (the "Warrant Register") containing the name and address of Holder. Holder may change its address as shown on the Warrant Register by written notice to the Corporation requesting such change. Any notice or written communication required or permitted to be given to Holder shall be delivered to Holder pursuant to Section 8 of this Warrant. Until this Warrant is transferred on the Warrant Register, the Corporation may treat Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b) This Warrant may not be transferred by Holder except in connection with Holder's sale of all Common Stock currently held by Holder and otherwise in compliance with the terms of the Standstill Agreement.

          (c) Holder represents and acknowledges that neither this Warrant nor any of the shares of Common Stock issuable upon the exercise hereof may be sold, hypothecated, assigned or transferred (any such action, a "Transfer"), unless
(i) the Corporation has received from counsel satisfactory to the Corporation an opinion reasonably satisfactory to the Corporation that such Transfer may be made without compliance with the registration provisions of the Securities Act of 1933 or any other applicable securities law and that the proposed Transfer may be made without violation of the Securities Act of 1933 or another applicable securities law, or (ii) a registration statement filed by the Corporation covering the securities to be Transferred is in effect under the Securities Act of 1933 and all other applicable securities laws.

     8. Notices. All notices and communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; or (b) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

     9. Amendments.

          (a) Any term of this Warrant may be amended only with the written consent of Holder and Corporation. Any amendment effected in accordance with this Section 9 shall be binding on Holder and Corporation.

          (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     10. Adjustments. The Applicable Number of shares which may be purchased hereunder is subject to adjustment from time to time as follows:

          (a) If at any time while this Warrant or any portion thereof is outstanding and unexpired there shall be

               (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein) of the Corporation,

               (ii) a merger or consolidation of the Corporation with or into another corporation in which the Corporation is not the surviving entity, or a reverse triangular merger in which the Corporation is the surviving entity but pursuant to the terms of which the shares of the Corporation's capital stock outstanding immediately prior to such merger are converted by virtue of such merger into other property, whether in the form of securities, cash, or otherwise, or

               (iii) a sale or transfer of the Corporation's properties and assets as, or substantially as, an entirety to any other person,

and if, as a part of such reorganization, merger, consolidation, sale, or transfer, provisions are made so that the holders of Existing Scheduled Options, or of any other rights to receive Triggering Shares (collectively, "Options") are thereafter entitled to receive shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale, or transfer, the Corporation shall then ensure that Holder also shall be entitled to receive shares of stock or other securities or property of the successor corporation resulting from such reorganization, consolidation, merger, sale, or transfer, at the same time, on the same terms, and in the case of Options held by holders of Existing Scheduled Options, for the same exercise price as shall be payable by such holders, all subject to further adjustment as provided in this Section 10. The Corporation represents that the foregoing provisions of this Section 10 shall similarly apply to successive reorganizations, mergers, consolidations, sales, and transfers and to the stock or securities of any other corporation which are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          (b) If the holder of any Option shall, at any time, become entitled to receive upon exercise of such Option, a different number or kind of shares or other securities (as a result of a reclassification, stock split, combination of shares, share dividend, or otherwise) upon exercise of such Option, then the Applicable Number and the Exercise Price shall be equitably adjusted to reflect each such change so that Holder shall be able to purchase the same number and kind of securities for the same price as may the holder of such Option upon its exercise.

          (c) Upon the occurrence of each adjustment or readjustment pursuant to this Section 10, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request of Holder, at any time, furnish or cause to be furnished to Holder a like certificate setting forth: (i) such adjustments and readjustments and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

     11. Securities Law Representation.  Holder represents and acknowledges that
(i) it knows, or has had the opportunity to acquire, all information concerning the business, affairs, financial condition and prospects of the Corporation which it deems relevant to making a fully informed decision regarding the consummation of the transactions contemplated hereby and (ii) it has been supplied with copies of the Corporation's financial statements for the year ended December 31, 2000 and for the three months ended March 31, 2001. Without intending any limitation on the generality of the foregoing, Holder understands and acknowledges that neither the Corporation nor anyone acting on its behalf has made any representations or warranties other than those contained herein or in other documents to which Holder and Corporation are parties dated the date hereof respecting the Corporation or the future conduct of Corporation's business and Holder has not relied on any representations or warranties other than those contained herein or therein in the belief that they were made on behalf of the Corporation.

     12. Miscellaneous.

          (a) This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania, without regard to the conflict of laws provisions thereof.

          (b) This Warrant may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                      [The next page is the signature page]

     IN WITNESS WHEREOF, the Corporation and Holder have caused this Warrant to be executed.

                                         PINNACLE FOODS, INC.

                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------

                                         Address:  980 Glasgow Street
                                                   Pottstown, Pennsylvania 19464



                                         SMITHFIELD FOODS, INC.

                                         By:
                                                --------------------------------
                                         Name:
                                                --------------------------------
                                         Title:
                                                --------------------------------

                                         Address:  200 Commerce Street
                                                   Smithfield, Virginia  23430

                                    EXHIBIT A

                               NOTICE OF EXERCISE

To  Pinnacle Foods, Inc.:

     (1) Reference is made to Warrant Agreement No. W-1, dated June 27, 2001, between Pinnacle Foods, Inc., a Pennsylvania corporation (the "Corporation"), and Smithfield Foods, Inc., a Virginia corporation ("Holder") (the "Warrant"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Warrant.

     (2) The undersigned hereby irrevocably elects to purchase shares of Common Stock of the Corporation (the "Shares") pursuant to the terms of the Warrant, and tenders herewith payment of the aggregate Exercise Price for such shares in full.

     (3) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned as principal and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell, or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

     (4) The undersigned understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law, and the Corporation is under no obligation to do so. The undersigned understands that the Shares may not be resold or otherwise transferred in the absence of such applicable registrations or exemptions from the registration requirements. The undersigned understands that it may have to hold the Shares for the indefinite future. The undersigned understands that the Shares are "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act of 1933 and the Corporation has no obligation to make any information available or to file any reports to permit sales to be made under such rule.

     (5) The undersigned represents and warrants to the Corporation that it has had all material information about the Corporation's business and financial condition made available to it prior to exercise of the Warrant, and that it was afforded the opportunity to ask questions of and receive answers from the officers and directors of the Corporation with respect to the Corporation's business affairs and prospects.

     (6) Please issue a certificate or certificates representing the Shares in the name of the undersigned.

     (7) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned.

                                   Smithfield Foods, Inc.


                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:


---------------------
Date

                                                      SCHEDULE 1

                                              Existing Scheduled Options
--------------------------------------------------------------------------------------------------------------------
                                         PINNACLE FOODS (SCHEDULE OF OPTIONS)
--------------------------------------------------------------------------------------------------------------------
   Option Holders          Number of Shares Subject to      Date of Grant         Strike Price        Under Stock
                            Options & (Vesting Date*)                              Per Share          Option Plan
                                                                                                         (Y/N)
--------------------------------------------------------------------------------------------------------------------
     Troy Baynum                 18,750 (8/1/01)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
     Troy Baynum                 18,750 (8/1/02)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
     Troy Baynum                 18,750 (8/1/03)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
     Troy Baynum                 18,750 (8/1/04)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
     Brett Black                  6,250 (8/1/01)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Brett Black                  6,250 (8/1/02)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Brett Black                  6,250 (8/1/03)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Brett Black                  6,250 (8/1/04)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
  Orlando Gonzalez                7,500 (8/1/01)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Orlando Gonzalez                7,500 (8/1/02)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Orlando Gonzalez                7,500 (8/1/03)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Orlando Gonzalez                7,500 (8/1/04)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Robert Hutchinson              25,000 (8/1/01)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
  Robert Hutchinson              25,000 (8/1/02)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
  Robert Hutchinson              25,000 (8/1/03)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
  Robert Hutchinson              25,000 (8/1/04)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Tracy Keill                   750 (8/1/01)                8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Tracy Keill                   750 (8/1/02)                8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------

(*) = Subject to continuing employment requirements provided in the Stock Option Plan.


--------------------------------------------------------------------------------------------------------------------
    Option Holders          Number of Shares Subject to      Date of Grant         Strike Price        Under Stock
                             Options & (Vesting Date*)                              Per Share          Option Plan
                                                                                                          (Y/N)
--------------------------------------------------------------------------------------------------------------------
      Tracy Keill                   750 (8/1/03)                8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
      Tracy Keill                 1,750 (12/31/02)             12/31/00               $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
      Tracy Keill                 1,750 (12/31/03)             12/31/00               $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
      Tracy Keill                 1,750 (12/31/04)             12/31/00               $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    Kenneth Liggett                2,500 (8/1/01)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    Kenneth Liggett                2,500 (8/1/02)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    Kenneth Liggett                2,500 (8/1/03)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    Kenneth Liggett                2,500 (8/1/04)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    Kenneth Liggett               1,250 (12/31/01)             12/31/00               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    Kenneth Liggett               1,250 (12/31/02)             12/31/00               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    Kenneth Liggett               1,250 (12/31/03)             12/31/00               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    Kenneth Liggett               1,250 (12/31/04)             12/31/00               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
 William "BJ" Liggett              5,000 (8/1/01)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
 William "BJ" Liggett              5,000 (8/1/02)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
 William "BJ" Liggett              5,000 (8/1/03)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
    Option Holders          Number of Shares Subject to      Date of Grant         Strike Price        Under Stock
                             Options & (Vesting Date*)                              Per Share          Option Plan
                                                                                                          (Y/N)
--------------------------------------------------------------------------------------------------------------------
 William "BJ" Liggett              5,000 (8/1/04)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Mary Anne McCloskey             25,000 (8/1/01)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Mary Anne McCloskey             25,000 (8/1/02)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Mary Anne McCloskey             25,000 (8/1/03)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Mary Anne McCloskey             25,000 (8/1/04)               8/1/00                $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Mary Anne McCloskey            12,500 (12/31/01)             12/31/00               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Mary Anne McCloskey            12,500 (12/31/02)             12/31/00               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Mary Anne McCloskey            12,500 (12/31/03)             12/31/00               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
  Mary Anne McCloskey            12,500 (12/31/04)             12/31/00               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
      Tom McGreal                 75,000 (8/1/01)               8/1/00                $0.30                 Y
--------------------------------------------------------------------------------------------------------------------
      Tom McGreal                 75,000 (8/1/02)               8/1/00                $0.30                 Y
--------------------------------------------------------------------------------------------------------------------
      Tom McGreal                 75,000 (8/1/03)               8/1/00                $0.30                 Y
--------------------------------------------------------------------------------------------------------------------
      Tom McGreal                 75,000 (8/1/04)               8/1/00                $0.30                 Y
--------------------------------------------------------------------------------------------------------------------
  Nicholas Montecalvo              6,250 (8/1/01)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
  Nicholas Montecalvo              6,250 (8/1/02)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
  Nicholas Montecalvo              6,250 (8/1/03)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
  Nicholas Montecalvo              6,250 (8/1/04)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran               12,500 (12/10/00)             12/10/99               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran               12,500 (12/10/01)             12/10/99               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
    Option Holders          Number of Shares Subject to      Date of Grant         Strike Price      Under SOP (Y/N)
                             Options & (Vesting Date*)
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran               12,500 (12/10/02)             12/10/99               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran               12,500 (12/10/03)             12/10/99               $0.16                 Y
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran                12,500 (8/1/01)               8/1/00                $0.30                 Y
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran                12,500 (8/1/02)               8/1/00                $0.30                 Y
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran                12,500 (8/1/03)               8/1/00                $0.30                 Y
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran                12,500 (8/1/04)               8/1/00                $0.30                 Y
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran               25,000 (12/31/01)             12/31/00               $0.30                 N
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran               25,000 (12/31/02)             12/31/00               $0.30                 N
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran               25,000 (12/31/03)             12/31/00               $0.30                 N
--------------------------------------------------------------------------------------------------------------------
    C. Brent Moran               25,000 (12/31/04)             12/31/00               $0.30                 N
--------------------------------------------------------------------------------------------------------------------
    George Pohubka                 2,500 (8/1/01)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    George Pohubka                 2,500 (8/1/02)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    George Pohubka                 2,500 (8/1/03)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    George Pohubka                 2,500 (8/1/04)               8/1/00                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    George Pohubka                3,750 (12/31/01)             12/31/00               $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    George Pohubka                3,750 (12/31/02)             12/31/00               $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    George Pohubka                3,750 (12/31/03)             12/31/00               $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    George Pohubka                3,750 (12/31/04)             12/31/00               $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Michael Queen                112,500 (8/1/01)              8/1/00                $0.33                 Y
--------------------------------------------------------------------------------------------------------------------
     Michael Queen                112,500 (8/1/02)              8/1/00                $0.33                 Y
--------------------------------------------------------------------------------------------------------------------
     Michael Queen                112,500 (8/1/03)              8/1/00                $0.33                 Y
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
    Option Holders          Number of Shares Subject to      Date of Grant         Strike Price      Under SOP (Y/N)
                             Options & (Vesting Date*)
--------------------------------------------------------------------------------------------------------------------
     Michael Queen                112,500 (8/1/04)              8/1/00                $0.33                 Y
--------------------------------------------------------------------------------------------------------------------
     Michael Queen               25,000 (12/31/01)             12/31/00               $0.33                 N
--------------------------------------------------------------------------------------------------------------------
     Michael Queen               25,000 (12/31/02)             12/31/00               $0.33                 N
--------------------------------------------------------------------------------------------------------------------
     Michael Queen               25,000 (12/31/03)             12/31/00               $0.33                 N
--------------------------------------------------------------------------------------------------------------------
     Michael Queen               25,000 (12/31/04)             12/31/00               $0.33                 N
--------------------------------------------------------------------------------------------------------------------
     Shelley Deck                 12,500 (5/1/02)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Shelley Deck                 12,500 (5/1/03)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Shelley Deck                 12,500 (5/1/04)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Shelley Deck                 12,500 (5/1/05)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Hoyt B. Diehl                25,000 (5/1/02)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Hoyt B. Diehl                25,000 (5/1/03)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Hoyt B. Diehl                25,000 (5/1/04)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Hoyt B. Diehl                25,000 (5/1/05)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    Robert Quigley                28,750 (5/1/02)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    Robert Quigley                28,750 (5/1/03)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    Robert Quigley                28,750 (5/1/04)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
    Robert Quigley                28,750 (5/1/05)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Richard Cheri                31,250 (5/1/02)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Richard Cheri                31,250 (5/1/03)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Richard Cheri                31,250 (5/1/04)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
     Richard Cheri                31,250 (5/1/05)               5/1/01                $1.00                 Y
--------------------------------------------------------------------------------------------------------------------
       Total Shares
        Subject to                  1,912,500
        Existing
   Scheduled Options
--------------------------------------------------------------------------------------------------------------------